UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number         811-22026

                             The Gabelli ESG Fund, Inc. (formerly, The Gabelli SRI Fund, Inc.)

(Exact name of registrant as specified in charter)

One Corporate Center

                                                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                                     Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: March 31

Date of reporting period: June 30, 2017

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

Gabelli ESG Fund, Inc.

First Quarter Report — June 30, 2017

(Y)our Portfolio Management Team

To Our Shareholders,

For the quarter ended June 30, 2017, the net asset value (“NAV”) per Class AAA Share of the Gabelli ESG Fund increased 2.4% compared with increases of 3.1% and 3.0% for the Standard & Poor’s (“S&P”) 500 Index and the Russell 3000 Index, respectively. See below for additional performance information.

Enclosed is the schedule of investments as of June 30, 2017.

Comparative Results

Average Annual Returns through June 30, 2017 (a)(b) (Unaudited)						Since Inception (6/01/07)
	Quarter	1 Year	3 Year	5 Year	10 Year
Class AAA (SRIGX)	2.44%	11.01%	5.98%	10.63%	6.47%	6.30%
S&P 500 Index	3.09	17.90	9.61	14.63	7.18	6.90
Russell 3000 Index	3.02	18.51	9.10	14.58	7.26	6.95
MSCI AC World Index	4.27	18.78	4.82	10.54	3.71	3.59
Class A (SRIAX)	2.51	11.01	5.98	10.64	6.49	6.31
With sales charge (c)	(3.39)	4.63	3.91	9.34	5.86	5.69
Class C (SRICX)	2.27	10.18	5.16	9.81	5.69	5.51
With contingent deferred sales charge (d)	1.27	9.18	5.16	9.81	5.69	5.51
Class I (SRIDX)	2.58	11.36	6.25	10.91	6.74	6.57

In the current prospectuses dated July 28, 2017, the expense ratios for Class AAA, A, C, and I Shares are 1.67%, 1.67%, 2.42%, and 1.42%, respectively, and the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC, (the Adviser) are 1.25%, 1.25%, 2.00%, and 1.00%, respectively. Class AAA and I Shares do not have a sales charge. The maximum sales charge for Class A Shares and C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had Gabelli Funds, LLC, the Adviser, not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Russell 3000 Index is an unmanaged indicator that measures the performance of the 3,000 largest U.S. traded stocks, in which the underlying companies are incorporated in the U.S. The MSCI AC World Index is an unmanaged market capitalization weighted index representing both developed and emerging markets. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends March 31.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

Gabelli ESG Fund, Inc.

Schedule of Investments — June 30, 2017 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 95.9%
	Automotive: Parts and Accessories — 5.8%
2,500	Adient plc	$163,450
15,000	Genuine Parts Co.	1,391,400
4,000	O’Reilly Automotive Inc.†	874,960
25,000	Tenneco Inc.	1,445,750

		3,875,560

	Beverage — 5.7%
30,000	Danone SA	2,254,951
10,000	PepsiCo Inc.	1,154,900
9,000	Suntory Beverage & Food Ltd.	417,693

		3,827,544

	Broadcasting — 4.2%
12,000	Liberty Broadband Corp., Cl. C†	1,041,000
20,000	Liberty Media Corp. - Liberty Braves, Cl. C†	479,400
30,000	Liberty Media Corp.- Liberty SiriusXM, Cl. C†	1,251,000

		2,771,400

	Building and Construction — 6.4%
20,000	Armstrong Flooring Inc.†	359,400
20,000	Fortune Brands Home & Security Inc.	1,304,800
12,001	Herc Holdings Inc.†	471,866
50,000	Johnson Controls International plc	2,168,000

		4,304,066

	Business Services — 3.3%
20,000	Macquarie Infrastructure Corp.	1,568,000
25,000	The Interpublic Group of Companies Inc.	615,000

		2,183,000

	Cable and Satellite — 7.4%
40,000	Comcast Corp., Cl. A	1,556,800
17,000	DISH Network Corp., Cl. A†	1,066,920
13,000	EchoStar Corp., Cl. A†	789,100
50,000	Liberty Global plc, Cl. C†	1,559,000

		4,971,820

	Computer Software and Services — 3.4%
10,000	Blucora Inc.†	212,000
35,000	eBay Inc.†	1,222,200
42,000	Hewlett Packard Enterprise Co.	696,780
45,000	Internap Corp.†	165,150

		2,296,130

	Consumer Products — 8.0%
37,000	Edgewell Personal Care Co.†	2,812,740
25,000	Energizer Holdings Inc.	1,200,500
34,000	Sony Corp., ADR	1,298,460

		5,311,700

	Entertainment — 2.8%
5,000	Time Warner Inc.	502,050

Shares		Market Value
22,000	Twenty-First Century Fox Inc., Cl. B	$613,140
8,000	Viacom Inc., Cl. A	304,400
20,000	Vivendi SA	445,211

		1,864,801

	Environmental Services — 2.5%
25,500	Waste Connections Inc.	1,642,710

	Equipment and Supplies — 4.0%
15,000	Flowserve Corp.	696,450
45,000	Mueller Water Products Inc., Cl. A	525,600
23,000	Watts Water Technologies Inc., Cl. A	1,453,600

		2,675,650

	Financial Services — 4.7%
14,000	American Express Co.	1,179,360
8,000	Kinnevik AB, Cl. B	244,899
32,000	PayPal Holdings Inc.†	1,717,440

		3,141,699

	Food — 20.2%
75,000	Conagra Brands Inc.	2,682,000
22,000	General Mills Inc.	1,218,800
24,000	Kellogg Co.	1,667,040
30,000	Lamb Weston Holdings Inc.	1,321,200
20,000	Maple Leaf Foods Inc.	504,935
65,000	Mondelēz International Inc., Cl. A	2,807,350
15,000	Nestlé SA	1,305,402
12,000	Post Holdings Inc.†	931,800
20,000	Unilever plc, ADR	1,082,400

		13,520,927

	Health Care — 0.9%
10,000	Zoetis Inc.	623,800

	Machinery — 6.0%
60,000	CNH Industrial NV	682,800
60,000	Xylem Inc.	3,325,800

		4,008,600

	Retail — 4.5%
10,000	CVS Health Corp.	804,600
25,000	United Natural Foods Inc.†	917,500
30,000	Whole Foods Market Inc.	1,263,300

		2,985,400

	Specialty Chemicals — 2.2%
15,000	H.B. Fuller Co.	766,650
5,000	International Flavors & Fragrances Inc.	675,000

		1,441,650

	Telecommunications — 2.2%
26,000	Altice USA Inc., Cl. A†	839,800
15,000	Loral Space & Communications Inc.†	623,250

		1,463,050

See accompanying notes to schedule of investments.

Gabelli ESG Fund, Inc.

Schedule of Investments (Continued) — June 30, 2017 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Wireless Communications — 1.7%
19,000	T-Mobile US Inc.†	$1,151,780

	TOTAL COMMON STOCKS	64,061,287

	CLOSED-END FUNDS — 1.2%
15,000	Altaba Inc.†	817,200

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 2.9%
$1,920,000	U.S. Treasury Bills, 0.897% to 1.111%††, 08/17/17 to 12/14/17	1,914,210

Market Value

TOTAL INVESTMENTS — 100.0% (Cost $50,769,303)	$66,792,697

Aggregate tax cost	$50,775,181
Gross unrealized appreciation	$17,363,893
Gross unrealized depreciation	(1,346,377)
Net unrealized appreciation/depreciation	$16,017,516

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

See accompanying notes to schedule of investments.

Gabelli ESG Fund, Inc.

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

Gabelli ESG Fund, Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 6/30/17
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$64,061,287	—	$64,061,287
Closed-End Funds	817,200	—	817,200
U.S. Government Obligations	—	$1,914,210	1,914,210
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$64,878,487	$1,914,210	$66,792,697

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

There were no Level 3 investments at June 30, 2017 or March 31, 2017.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against

Gabelli ESG Fund, Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at June 30, 2017, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. At June 30, 2017, the Fund held no investments in options contracts.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange

Gabelli ESG Fund, Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At June 30, 2017, the Fund held no restricted securities.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

GABELLI ESG FUND, INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Christopher C. Desmarais joined GAMCO Investors, Inc. in 1993. Currently he is a Managing Director of GAMCO Asset Management, Inc., a portfolio manager of Gabelli Funds, LLC, as well as the Director of Socially Responsive Investments. He is a co-portfolio manager of the Fund, and his responsibilities also include marketing and client service of GAMCO’s Value, Growth, and International capabilities for institutional, endowment, and family office clients as well as direct oversight of all of the Firm’s ESG equity products. He is a graduate of Fairfield University with a B.A. in Economics.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GABELLI ESG FUND, INC.

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

Clarence A. Davis

Former Chief

Executive Officer,

Nestor, Inc.

Vincent D. Enright

Former Senior Vice

President and

Chief Financial Officer,

KeySpan Corp.

William F. Heitmann

Former Senior Vice

President of Finance,

Verizon Communications, Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Bruce N. Alpert

President

Agnes Mullady

Vice President

Andrea R. Mango

Secretary

John C. Ball

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

The Bank of New York Mellon

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of Gabelli ESG Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB1794Q217QR

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli ESG Fund, Inc. (formerly, The Gabelli SRI Fund, Inc.)

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	8/18/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	8/18/2017

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	8/18/2017

*	Print the name and title of each signing officer under his or her signature.